                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Second Amended and Restated Investor Rights Agreement (the "AGREEMENT") dated as of April 16, 2004 is among athenahealth, Inc., a Delaware corporation (the "COMPANY"), Jonathan Bush, Todd Park, Lawrence Sosnow, Meg Sosnow, Peter Sosnow and The Bush 2004 Gift Trust (collectively, the "FOUNDERS"), the holders of the Company's Series A-1 Convertible Preferred Stock, $0.01 par value per share (the "SERIES A-1 PREFERRED"), as listed on
Schedule 1 hereto (the "SERIES A-1 HOLDERS"), the holders of the Company's Series A-2 Convertible Preferred Stock, $0.01 par value per share (the "SERIES A-2 PREFERRED"), as listed on Schedule 1 hereto (THE "SERIES A-2 HOLDERS" and collectively with the Series A-1 Holders, the "SERIES A HOLDERS"), the holders of the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "SERIES C PREFERRED"), as listed on Schedule 1 hereto, the ("SERIES C HOLDERS"), the holders of the Company's Series D Convertible Preferred Stock, $0.01 par value per share (the "SERIES D PREFERRED"), as listed on Schedule 1 hereto (the "SERIES D HOLDERS", and the purchasers of the Company's Series E Convertible Preferred Stock, $0.01 par value per share (the "SERIES E PREFERRED"), as listed on Schedule 1 hereto (the "SERIES E HOLDERS", and together with the Series C Holders and the Series D Holders, the "INVESTORS"), GATX Ventures, Inc. ("GATX"), General Electric Capital Corporation ("GE"), Silicon Valley Bancshares ("SVB"), Orix Venture Finance LLC ("ORIX") and Pentech Financial Services, Inc. ("PENTECH", collectively with GATX, GE, SVB and Orix, the "FINANCIAL LENDERS"). The Series A Holders, Series C Holders, Series D Holders and Series E Holders are sometimes collectively referred to herein as the "HOLDERS" and the Series A-1 Preferred, Series A-2 Preferred, Series C Preferred, Series D Preferred and Series E Preferred are sometimes collectively referred to herein as the "PREFERRED STOCK".

     WHEREAS, concurrently with the execution of this Agreement the Company is issuing to the Series E Holders an aggregate of 1,289,684 shares of Series E Preferred pursuant to a Series E Convertible Preferred Stock Purchase Agreement dated of even date herewith by and among the Company and the Series E Holders (the "STOCK PURCHASE AGREEMENT");

     WHEREAS, the Company, the Founders, the Series A Holders, the Series C Holders and the Series D Holders are parties to that certain Amended and Restated Investor Rights Agreement dated as of November 17, 2000, as amended from time to time (the "ORIGINAL AGREEMENT") which is to be amended and restated in its entirety as set forth herein;

     WHEREAS, the Financial Lenders are parties to amendments to the Original Agreement and/or separate Registration Rights Agreements with the Company, or in the case of GE, has acquired the interest of a party to an amendment to the Original Agreement and/or separate Registration Rights Agreement, and desire to become parties to the Agreement with respect to Section 1.1, Sections 1.4 through 1.14 and Sections 3 through 11 hereof;

     WHEREAS, the requisite parties as required by Article 5 of the Original Agreement consent that the Original Agreement be amended and restated as set forth below to, among other things, include the Series E Holders as parties thereto; and

     WHEREAS, it is a condition precedent to the Series E Holders' obligation to consummate the Stock Purchase Agreement that this Agreement be executed by the parties hereto.

     NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound by the terms and conditions of this Agreement, the parties hereto hereby agree as follows:

     1. REGISTRATION

          1.1. "PIGGY-BACK" REGISTRATIONS. If at any time the Company shall determine to register for its own account or the account of others, under the Securities Act of 1933, as amended (the "SECURITIES ACT") any of its equity securities, it shall send to each holder of Registrable Shares (as defined below), including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Shares such holder requests to be registered. Nothing herein shall be construed so as to require the Company, in connection with any proposed offering, to engage the services of an underwriter under this Section 1.1 as, for example, if the Company shall file a registration statement under Rule 145 of the Securities Act without the services or engagement of any underwriter. "REGISTRABLE SHARES" shall consist of any and all shares of common stock, $0.01 par value per share (the "COMMON STOCK") held by the Holders issued or issuable upon conversion of the Series C Preferred, Series D Preferred or Series E Preferred; provided, however, that with respect to this Section 1.1, Sections 1.4 through 1.14 and Sections 3 through 11, "Registrable Shares" shall also consist of (i) the Common Stock held by GATX, GE, SVB and Orix issued or issuable upon conversion of their Preferred Stock, which is in turn issuable upon exercise of certain warrants to purchase Preferred Stock (the "PREFERRED WARRANTS"); and (ii) the Common Stock held by Pentech issuable upon exercise of that certain warrant to purchase Common Stock held by Pentech (the "PENTECH WARRANT").

          If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company may reduce the number of Registrable Shares to be included in such an underwriting (pro rata among the requesting stockholders based upon the number of Registrable Shares owned by such stockholders), provided, however that in no event may less than twenty percent (20%) of the total number of shares of Common Stock to be included in such underwriting be made available for Registrable Shares.

          No incidental right under this Section 1.1 shall be construed to limit any registration required under Section 1.2. The obligations of the Company under this Section 1.1 may be waived at any time upon the written consent of holders of a majority of the outstanding Registrable Shares.

          This Section 1.1 shall not apply to a registration of shares of Common Stock on Form S-4 or Form S-8 or their then equivalents relating to an offering of shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or otherwise issuable in connection with any stock option, stock purchase or employee benefit plan.

          1.2. DEMAND REGISTRATIONS. Commencing with the earlier of six (6) months following a Qualified Public Offering (as defined in Section 2.2(f)) or April 16, 2007, if on any occasion one or more holders of thirty percent (30%) in interest or more of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Shares held by such holders with an aggregate offering price of at least $5,000,000 (net of any underwriting discounts or commissions), the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder of Registrable Shares given within twenty (20) days after the receipt by such holder from the Company of such notification, the Company shall use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible.

          The Company shall not be required to effect more than two (2) registrations pursuant to this Section 1.2 (counting for these purposes only (i) registrations that have been declared or ordered effective and pursuant to which securities have been sold, and (ii) registrations that have been declared or ordered effective and that have been withdrawn by the participating holders and as to which the participating holders are not required to bear the registration expenses pursuant to Section 1.11 below). If the Company determines to include shares to be sold by it or by other selling stockholders in any registration request pursuant to this Section 1.2, such registration shall be deemed to have been a "piggy back" registration under Section 1.1, and not a "demand" registration under this Section 1.2 if the holders of Registrable Shares are unable to include in any such registration statement all of the Registrable Shares initially requested for inclusion in such registration statement. Any offering of Registrable Shares pursuant to this Section shall have a minimum market value (valued at the public offering price of the Company's securities as of the effective date of the registration statement for such offering) of at least $5,000,000 of the securities so registered (net of underwriting discounts and commissions).

          If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company may reduce the number of shares of Registrable Shares to be included in such underwriting, but only if all other shares are first excluded. Any exclusion of Registrable Shares shall be made pro rata among the holders of Registrable Shares (or their assigns) seeking to include such shares, in proportion to the number of such shares held by such holders of Registrable Shares (or their assigns).

          1.3. SHORT FORM REGISTRATIONS ON FORM S-3. In addition to the rights provided the holders of Registrable Shares in Sections 1.1 and 1.2 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form having similar requirements promulgated by the Securities and Exchange Commission (the "COMMISSION")), then upon the written request of either (i) one or more holders of at least thirty percent (30%) of the Registrable Shares held by the Series E Holders, (ii) one or more holders of at least thirty percent (30%) of the Registrable Shares held by the Series D Holders, or (ii) one or more holders of at least forty percent (40%) of the Registrable Shares held by the Series C Holders, the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then shall, as expeditiously as possible, effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the holder or holders making such written request shall specify.

          The Company shall not be required to effect more than one (1) registration under this Section 1.3 during any twelve-month period. Any offering of Registrable Shares pursuant to this Section 1.3 shall have a minimum market value (valued at the public offering price of the Company's securities as of the effective date of the registration statement for such offering) of at least $1,000,000.

          1.4. EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to ninety (90) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering in any Company primary offering, or nine (9) months in the case of a "shelf" registration statement on Form S-3 pursuant to Sections 1.2 or 1.3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as such holder may reasonably request.

          1.5 INDEMNIFICATION OF HOLDERS OF REGISTRABLE SHARES. In the event that the Company registers any Registrable Shares, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such securities were registered under the Securities Act or the Exchange Act, in any filing with any state securities commission in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities laws applicable to the Company and relating to the action or inaction required of the Company in connection with such registration, or arise out of or are based upon any violation or alleged violation by the Company of the Securities Act or the Exchange Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration.

     Notwithstanding the foregoing, the Company shall have no obligation to indemnify any holder, underwriter or controlling person if: (i) such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares (in the case of indemnification of such holder), such underwriter (in the case of indemnification of such underwriter) or such controlling person (in the case of indemnification of such controlling person) expressly for use therein, or (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or the Exchange Act.

     The indemnity provided in this Section 1.5 shall survive the transfer of any Registrable Shares by such holder or any termination of this Agreement.

          1.6. INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only to the extent that any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein. The liability of each holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such holder under such registration statement bears to the total public offering price of all securities sold thereunder, but in no event shall any indemnity under this Section 1.6 exceed the amount of net proceeds received by such holder in such registration.

          1.7. INDEMNIFICATION PROCEDURES AND CONTRIBUTION.

               (A) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under Sections 1.5 or
1.6 above (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "INDEMNIFYING PARTY"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or
(ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party and that the Indemnifying Party is not able to assert on behalf of or in the name of the Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

               (B) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or any holder of Registrable Shares exercising its rights under this
Section 1, makes a claim for indemnification pursuant to Sections 1.5 or 1.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that Sections 1.5 or 1.6 provide for indemnification, in such case, then, the Company and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and any holder of Registrable Shares from the offering of the securities covered by such registration statement. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case,
(A) no such holder of Registrable Shares will be required to contribute any amount in excess of the net proceeds received by such holder of Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          1.8. EXCHANGE ACT REGISTRATION. The Company shall use its best efforts to timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the Exchange Act; and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c),
(ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Securities without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of shares and timely filing of all reports required to be filed with the Commission within any applicable time period (such as Form 10-K, Form 10-Q and Form 8-K).

          1.9. DAMAGES. The Company recognizes and agrees that the holders of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Section 1 and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holders of Registrable Shares or any other person entitled to the benefits of this Section 1 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 1.

          1.10. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding sections of this Section 1, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

               (A) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

               (B) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or Blue Sky laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to local taxation or the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject or to conform the composition of its assets at the time to the securities or "Blue Sky" laws of any jurisdiction;

               (C) Furnish, addressed to the selling holders of Registrable
Shares:

                    (I) an opinion of counsel for the Company dated the
               effective date of the registration statement, and

                    (II) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants.

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but the Company shall be obligated hereunder only to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

               (D) Permit each selling holder of Registrable Shares or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them after reasonable advance notice and without undue interference with the operation of the Company's business;

               (E) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

               (F) Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc. (the "NASD");

               (G) Use its best efforts to ensure the obtaining of a CUSIP number with the CUSIP Bureau; and

               (H) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

          Whenever under the preceding sub-sections of this Section 1 the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide to the Company, at its request, such written information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) convert Preferred Stock to be included in any registration statement to shares of Common Stock, such conversion to be effective immediately prior to the effectiveness, closing and consummation of such offering pursuant to such registration statement.

          1.11. EXPENSES. In the case of each registration effected under Sections 1.1, 1.2 or 1.3, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares (except as otherwise prohibited by state securities law or regulation), including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees and expenses and the reasonable fees and disbursements of one counsel competent in securities matters for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares, or the fees and expenses of more than one counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares. The Company shall pay all expenses (including reasonable attorneys' fees subject to the limitations set forth immediately above) of the holders of the Registrable Shares in connection with any registration initiated pursuant to this Section 1 which is withdrawn, delayed or abandoned, except if such withdrawal, delay or abandonment is requested by the holders of the Registrable Shares or is caused by the fraud, material misstatement or omission of a material fact to be included in writing in such registration by a holder of Registrable Shares, or other act attributable to the holders of Registrable Shares relating to a material violation by such holders of the provisions of this Agreement; provided, however, that the Company shall pay all such expenses if the registration is withdrawn by participating holders because of material adverse information concerning the Company of which the participating holders were not aware at the time of their request for registration.

          1.12. TRANSFERABILITY AND EXPIRATION OF REGISTRATION RIGHTS. For all purposes of this Agreement, the "holders of Registrable Shares" shall include
(i) the Investors, (ii) any assignee or transferee of the Registrable Shares, who acquires from an Investor at least 500,000 shares of the Series C Preferred and/or at least 500,000 shares of the Series D Preferred, and/or at least 200,000 shares of the Series E Preferred, (iii) any single assignee or transferee of Registrable Shares who acquired all of the shares of an Investor, or (iv) any assignee or transferee of the Registrable Shares who is a constituent partner of an Investor or a liquidating trust or similar entity established for the purpose of holding such Investor's assets prior to distribution to its partners, stockholders or other equity owners, so long as such assignee or trustee is not a competitor of the Company; provided, however, that with respect to Section 1.1, Sections 1.4 through 1.14 and Sections 3 through 11, the "holders of Registrable Shares" shall also include (in addition to the holders referred to in subsections (i) through (iv) above) the Financial Lenders, any single assignee or transferee of Registrable Shares who acquired all of the shares of any individual Financial Lender and any assignee or transferee of Registrable Shares who is a constituent partner of any individual Financial Lender or a liquidating trust or similar entity established for the purpose of holding any individual Financial Lender's assets prior to distribution to its partners, stockholders or other equity owners, so long as such assignee or trustee is not a competitor of the Company. With respect to any Registrable Shares held by any transferee or assignee referred to in the preceding paragraph, the registration rights set forth in Section 1.1 of this Agreement shall terminate and expire three (3) years following the consummation of a Qualified Public Offering.

          1.13. "LOCK-UP" AND MARKET STANDSTILL. Each holder of Registrable Shares agrees that in the event the Company proposes to offer for sale to the public any of its equity securities in any registration statement under the Securities Act (whether for its own account or the account of others, including the holders of Registrable Shares), and all other "affiliates" and all 5% stockholders, directors and officers similarly situated are requested by the Company and such underwriter to sign, and actually do sign, any "LOCK-UP AGREEMENT" (as described herein), then such holder will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner or in any hedging or other derivative security transaction, to the public in open market transactions, any Common Stock or other securities of the Company held by it during the lesser of (a) 180 days or (b) the time period specified in the Lock-Up Agreements entered into by the other "affiliates" and 5% stockholders, directors and officers (such time period to be referred to as the "LOCK-UP PERIOD") following the effective date of the registration statement of the Company filed under the Securities Act. The Company agrees that it will sign a Lock-Up Agreement upon substantially similar terms and conditions in the event of a registration effected pursuant to Section 1.2 or 1.3 hereof. All such Lock-Up Agreements will be in writing and in form and substance pursuant to customary and prevailing terms and conditions for such

Lock-Up Agreements. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period.

          1.14. DELAY OF REGISTRATION. For a period not to exceed 120 days, the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment by the Board of Directors with the advice of counsel, reasonably believes:

               (A) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (i) a pending or scheduled public offering or private placement of the Company's securities, (ii) an acquisition, merger, consolidation or similar transaction by or on behalf of the Company, (iii) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (iv) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

               (B) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

          In the event the Company's Board of Directors exercises its right to delay or abandon a registration statement as provided herein it shall cause the President or other executive officer of the Company to furnish to the holders of Registrable Shares a certificate certifying that the Company's Board of Directors has determined in good faith that one or more conditions of this
Section 1.14 have been satisfied; provided, however, that such right to delay or abandon shall be exercised not more than once in any twelve (12) month period.

     2. COMPANY COVENANTS.

          2.1. AFFIRMATIVE COVENANTS OF THE COMPANY. Without limiting any other covenants or provisions hereof and except to the extent the following covenants and provisions of this Section 2.1 are waived in any instance by the holders of at least 60% of the outstanding Series C Preferred, Series D Preferred and Series E Preferred, voting together as a single class on an as-converted to Common Stock basis, or as otherwise specifically approved by the Board of Directors, which approval must include the affirmative vote or consent of the directors designated by the Investors (the "INVESTOR DIRECTORS"), the Company covenants and agrees that until the occurrence of a Qualified Public Offering or until it becomes subject to the reporting requirements of the Exchange Act, it will perform and observe the following covenants and provisions:

               (A) INSPECTION RIGHTS. Permit during normal business hours, upon reasonable request and at least five (5) days prior notice, and without undue disruption of the Company's business, each of the Investors (through a designated representative who is a partner or employee of such holder or its organization), to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company, and to discuss the affairs, finances and accounts of the Company with any of its officers, directors, employees, attorneys or independent accountants; provided, however, that any Investor and designated representative agree in writing prior to the receipt of any information to hold all such information confidential.

               (B) MEETINGS OF DIRECTORS, COMMITTEES AND OTHER RIGHTS. The Company shall hold meetings on at least four (4) occasions per each fiscal year and convene one or more special meetings of the Board of Directors at any time, or on a monthly basis, with agendas to be prepared by management, upon the request of any Investor Director or any two directors; and hold meetings of each of the Company's Compensation Committee and Audit Committee of the Board of Directors not less than two (2) times a year. The Company shall reimburse the non-employee directors for their travel and other expenses reasonably incurred in connection with their duties as directors.

               (C) REPORTS. Furnish the items in subsections (i) - (v) to the Investors and the item in subsection (vi) to the members of the Board of Directors of the Company, and to the "Granite Observer" as such term is defined in that certain Board Visitation Rights Letter by and between the Company and Granite Global Ventures (Q.P.) L.P. and Granite Global Ventures L.P. of even date herewith:

                    (I) MONTHLY AND QUARTERLY REPORTS: as soon as available and in any event within thirty (30) days after the end of each calendar month or within forty-five (45) days after the end of each fiscal quarter, as the case may be, balance sheets, statements of income and retained earnings and a summary statement of monthly or quarterly cash flow of the Company for such month or quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such month or fiscal quarter, as the case may be, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the monthly budget or business plan and an analysis of the variances from the budget or business plan;

                    (II) ANNUAL REPORTS: as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audited report for such year for the Company, including balance sheets for the Company as of the end of such fiscal year and statements of income and retained earnings and of changes in financial position of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such statements to be duly certified by the chief financial officer of the Company and an independent public accountant of recognized national standing approved by a majority of the members of the Board of Directors;

                    (III) BUDGETS AND OPERATING PLAN: as soon as available and in any event at least thirty (30) days before the beginning of each fiscal year of the Company, a business plan and annual operating budget for the forthcoming fiscal year;

                    (IV) ACCOUNTANT'S REPORTS: promptly following receipt by the
               Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

                    (V) OTHER INFORMATION. promptly, from time to time, such
               other information regarding the Company and its subsidiaries as an Investor may reasonably request; and

                    (VI) NOTICES. promptly after the commencement thereof,
               notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 3.18 of the Stock Purchase Agreement that could materially adversely affect the Company or its subsidiaries, if any.

               (D) QUALIFIED SMALL BUSINESS STOCK. The Company covenants that so long as any Preferred Stock or Registrable Shares are held by an Investor (or a transferee in whose hands the Preferred Stock or Registrable Shares are eligible to quality as Qualified Small Business Stock as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "CODE")), it shall make all filings required under Section 1202(d)(l)(C) of the Code and any applicable Treasury Regulations.

               (E) MAINTENANCE OF KEY MAN INSURANCE. The Company will, at its expense, use its best efforts to maintain life insurance policies with a responsible and reputable insurance company payable to the Company on the lives of Jonathan Bush, Todd Park and Ed Park, in each case, for so long as such person shall remain employed by the Company, in the face amount of at least $1,000,000 each. The Company represents and warrants that it is not aware of any facts or circumstances that will prevent such insurance from being issued.

               (F) VESTING OF OPTIONS. Unless otherwise approved by a majority of the Board of Directors, including the Investor Directors: (i) securities issued to any officers, directors or employees of or consultants to the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other employee stock plan shall become exercisable as follows: 25% on the first anniversary of the date of grant, and the remaining 75% in equal monthly installments over the following three years until fully exercisable on the fourth anniversary of the date of grant; and (ii) securities issued to any officers, directors or employees of or consultants to the Company pursuant to a restricted stock agreement shall vest in accordance with the foregoing schedule and shall contain a right of repurchase such that upon termination of such stockholder's business relationship with the Company, the Company may repurchase at cost any unvested shares held by such stockholder.

               (G) DIRECTORS' AND OFFICERS' INSURANCE. At its expense, the Company will use its reasonable best efforts to maintain directors' and officers' liability insurance on terms reasonably satisfactory to Oak Investment Partners IX, L. P.

          2.2. PREEMPTIVE RIGHTS.

               (A) So long as there are any shares of Preferred Stock outstanding, the Company hereby grants to each Holder a right of first refusal to purchase that number of New Securities (as defined below) multiplied by such Holder's Pro Rata Fraction (as defined below) which the Company may, from time to time, propose to sell or otherwise issue, subject to the terms and conditions set forth below. Each Holder shall be entitled to purchase all or any part of its Pro Rata Fraction.

               (B) Each Holder shall have a right of oversubscription such that if any Holder declines to purchase all or a portion of its Pro Rata Fraction (such declined shares being referred to herein as "REFUSED SHARES"), the other Holders shall, among them, have the right to purchase the Refused Shares.

               (C) "NEW SECURITIES" shall mean any (i) shares of Common Stock;
(ii) any other equity security of the Company; (iii) any debt security of the Company with an equity feature or which is a combination of debt and equity, including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company; or (iv) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company; provided, however, that the term "NEW SECURITIES" does not include (i) the Preferred Stock or any shares of Common Stock issuable upon conversion of the Preferred Stock, or the shares of Common Stock issuable upon conversion of any other preferred stock if such other preferred stock has been offered pursuant to this Section 2.2; (ii) securities offered to the public in a Qualified Public Offering; (iii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; (iv) securities issued to any officers, directors or employees of or consultants to or joint venturers with, or vendors or customers of, the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other employee stock plan or other agreement approved by the Company's Board of Directors, including the Investor Directors; (v) securities issued in connection with any merger or consolidation or acquisition approved by the Company's Board of Directors, including the Investor Directors; or (vi) Preferred Stock, Common Stock, options or warrants to be issued with the approval of the Investor Directors, to (1) lenders in conjunction with the borrowing of working capital by the Company or (2) equipment leasing organizations in conjunction with any equipment leasing arrangements to which the Company is a party.

               (D) In the event the Company intends to issue New Securities, it shall give each Holder written notice of such intention, describing in full detail the type and number of New Securities to be issued, the price thereof and the terms upon which the Company proposes to effect such issuance (the "PURCHASE NOTICE"). Each Holder shall have fifteen (15) days from the date of any such Purchase Notice to agree to purchase all or part of its Pro Rata Fraction of such New Securities (the "INITIAL PURCHASE PERIOD") for the price and upon the terms and conditions specified in the Company's Purchase Notice, by giving written notice to the Company stating the quantity of New Securities to be so purchased. If, at the end of the Initial Purchase Period, there are any Refused Shares, the Company shall promptly give each Holder who has timely agreed to purchase its full Pro Rata Fraction of such offering of New Securities (a "PURCHASING HOLDER") written notice of the number Refused Shares available for purchase (the "REFUSED SHARES NOTICE"). Each Purchasing Holder shall have ten (10) days from the date of the Refused Shares Notice to agree to purchase such Purchasing Holder's pro rata share of the Refused Shares (the "REFUSED SHARES PERIOD"), by giving written notice of the same to the Company.

               (E) "PRO RATA FRACTION" shall mean a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon conversion of the Preferred Stock owned by such Holder and the denominator of which shall be the aggregate number of shares of Common Stock outstanding (with all shares of Preferred Stock included on an as-if-converted basis).

               (F) "QUALIFIED PUBLIC OFFERING" shall mean the closing of an underwritten, firm commitment public offering of shares of Common Stock of the Company at a public offering price of at least Seven dollars and Fifty-Six Cents ($7.56) per share (as adjusted for a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting the Preferred Stock) resulting in aggregate gross proceeds to the Company equal to or greater than Fifty Million Dollars ($50,000,000.00).

               (G) In the event the Holders fail to exercise the foregoing right of first refusal with respect to all of the New Securities within the Initial Purchase Period and the Refused Shares Period, the Company may within 120 days after the end of the Refused Shares Period sell any or all of such New Securities not agreed to be purchased by the Holders at a price and upon terms no more favorable to the purchasers thereof than specified in the Purchase Notice. In the event the Company has not sold such New Securities within such 120 day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Holders in the manner provided above.

               (H) In the event the Company shall propose to sell less than all the New Securities not subscribed for by Holders under Section 2.3(d), each Holder may in its discretion reduce the number of the New Securities so subscribed for to that number which is equal to such Holder's Pro Rata Fraction multiplied by a fraction, the numerator of which is the total amount of New Securities actually sold by the Company, and the denominator of which is the total amount of New Securities initially proposed to be sold by the Company.

               (I) The rights of the Holders under this Section 2.2 shall terminate immediately upon the consummation of Qualified Public Offering.

          2.3 RIGHT OF FIRST REFUSAL ON DISPOSITIONS BY FOUNDERS.

               (A) Until such time as there shall occur a Qualified Public Offering, no Founder shall sell, assign or otherwise transfer or agree to sell, assign or otherwise transfer any shares of capital stock of the Company now held or beneficially owned or hereafter acquired or controlled by him, whether by purchase, conversion of other securities, exercise of rights, warrants or options, stock dividends or otherwise (collectively, the "FOUNDER STOCK") to any third party (the "PROPOSED TRANSFEREE"), unless in each such case the Founder (an "OFFERING FOUNDER") shall have first offered to sell those shares (the "OFFERED SHARES") to the Company and to the holders of Preferred Stock, on terms and conditions, including price, not less favorable to the Company and the holders of Preferred Stock than those on which the Offering Founder proposes to sell such Offered Shares to the Proposed Transferee, in accordance with this Section. Any sale, assignment or other transfer contrary to the provisions of this Agreement shall be void, and shall not be recorded on the Company's stock transfer records. In the event of any attempt to make such a transfer, the Company shall continue to treat the purported transferor as the owner of the Founder Stock purported to be transferred for all purposes, including without limitation, voting and dividend rights.

               (B) The Offering Founder shall give notice to the Company and the holders of Preferred Stock in writing of the Offering Founder's intention to sell the Founder Stock (the "NOTIFICATION") specifying the number of shares of Founder Stock proposed to be transferred and the price and terms of the proposed transfer (the "TERMS") and offering to sell the Founder Stock to the Company and such holders on the Terms specified.

               (C) The Company will have thirty (30) days from the date of such Notification to purchase all or any portion of the Offered Shares on the Terms specified in the Notification (the "COMPANY PURCHASE PERIOD"). If, for any reason whatever, the Company does not exercise its right to purchase all of the Offered Shares as provided herein, then the Company shall so notify each Holder (the "HOLDER NOTICE") and each Holder shall have the absolute right, by delivery of written notice to the Company, the Offering Founder and each other Holder (as hereinafter provided) to purchase all, but not less than all of its Pro Rata Fraction (as calculated in Section 2.2(e)) of such Founder's Stock; provided, however, for purposes of this Section 2.3, the Offered Shares shall be subtracted from the denominator in such calculation.

               (D) After the end of the Company Purchase Period and receipt of the Holder Notice, each Holder shall have an additional fifteen (15) days from the date of the Holder Notice (the "HOLDER PERIOD") to agree to purchase all or part of its Pro Rata Fraction of such Offered Shares for the price and upon the Terms specified in the Notification, by giving written notice to the Company and the Offering Founder stating the quantity of Offered Shares to be so purchased.

               (E) In the event a Holder fails to exercise the foregoing right of first refusal with respect to any Founder Stock within the Holder Period, the Offering Founder may, subject to the requirements of Section 2.4 below, within 120 days after the end of the Holder Period and/or the Co-Sale Period (as such term is defined in Section 2.4 below) sell any or all of such Founder Stock not agreed to be purchased by such Holder at a price and upon terms no more favorable to the purchasers thereof than the Terms specified in the Notification. In the event the Offering Founder has not sold such Founder Stock within such 120 day period, the Offering Founder shall not thereafter issue or sell any Founder Stock without first offering such Founder Stock to the Company and the Holders in the manner provided above.

               (F) Notwithstanding the foregoing, each Founder shall be entitled to transfer, without compliance with this Section 2.3, shares of Founder Stock held by it:

                    (i) to the trustees of a trust, the beneficiaries of which consist solely of the Founder and transferees enumerated in subsection (iv) below;

                    (ii) to the Founder's guardian or conservator;

                    (iii) upon the death of a Founder, to the Founder's
                         executors or administrators or to trustees under his will;

                    (iv) to the Founder's spouse, to any of his children or
                         their issue (or to custodians for the benefit of minor children or issue), or to the Founder's parents or siblings;

                    (v) if the Founder is a partnership or corporation, to its partners, stockholders or other equity owners, as the case may be, or to a liquidating trust or similar entity established for the purpose of holding its assets prior to distribution to its partners, stockholders or other equity owners;

                    (vi) to any entity which is controlled by or under common
                         control with such Founder; or

                    (vii) in the case of a Founder who is or becomes an employee of the Company, to the Company or other employees of the Company in accordance with written agreements entered into in connection with the original issuance of Founder Stock to such Holder (or the grant of a right to acquire such Founder Stock) giving the Company or other employees a right of first refusal or a right to repurchase such Stock.

Each such transferee is referred to herein as a "PERMITTED TRANSFEREE." All such Permitted Transferees (other than the Company) shall remain subject to the terms of this Agreement and shall be deemed to be "FOUNDERS" for the purposes hereof.

          2.4 RIGHT TO PARTICIPATE IN SALES.

     Until such time as there shall occur a Qualified Public Offering, upon compliance by an Offering Founder with the provisions of Section 2.3 hereof and prior to any transfer under Section 2.3 hereof, the Offering Founder shall provide each Holder with written notice (the "TRANSFER NOTICE") of, and the opportunity to participate in, such transfer upon the same Terms as set forth in the original Notification under Section 2.3(b). Any Holder which elects to participate in such transfer shall notify the Offering Founder no later than fifteen (15) days after the date of the Transfer Notice (the "CO-SALE PERIOD")specifying the number of shares which the

Holder desires to transfer. The Offering Founder will not transfer any shares of stock held by him in such transaction unless the transferee thereof at the same time purchases from each Holder who elects to participate in the transfer as aforesaid at least the lesser of (1) the number of shares of stock set forth in such Holder's notice to the Offering Founder or (2) that number of shares computed by multiplying the total number of shares of stock to which the proposed transfer relates by a fraction, the numerator of which is the aggregate number of shares of stock owned by such Holder and the denominator of which is the aggregate number of shares of stock owned by all Holders.

     3. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

     4. NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by express overnight courier service or mailed by first class mail, postage prepaid, if to the Company or a Founder, to the Company's principal executive offices, with a copy to:

          Testa, Hurwitz & Thibeault, LLP
          125 High Street
          Boston, MA 02110
          Attn: Lawrence S. Wittenberg, Esq.

          if to a Holder or Financial Lender, to the most recent address for such Holder or Financial Lender in the records of the Company.

     Notices provided in accordance with this Section 4 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

     5. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least two-thirds in interest of the Preferred Stock including the Preferred Stock issuable to GATX and GE upon exercise of their Preferred Warrants; provided, however, that no waiver or amendment may materially limit the rights or expand the obligations of any party in a way different from all similarly situated parties without the written consent of such party. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     6. FACSIMILE; COUNTERPARTS. This Agreement may be executed by facsimile signature and in several counterparts, all of which together shall constitute one and the same instrument.

     7. CAPTIONS. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     8. SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

     9. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware.

     10. TERMINATION OF PRIOR AGREEMENTS. The parties hereto agree and acknowledge that this Agreement amends and restates the Original Agreement, in its entirety and that the Original Agreement shall be of no further force and effect.

     11. SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company, the Founders and the Holders have executed this Second Amended and Restated Investor Rights Agreement as of the day and year first above written.

                                        ATHENAHEALTH, INC.


                                        By: /s/ Jonathan S. Bush
                                            ------------------------------------
                                        Name: Jonathan S. Bush
                                        Title: CEO


                                        FOUNDERS:


                                        /s/ Jonathan Bush
                                        ----------------------------------------
                                        Jonathan Bush


                                        /s/ Todd Park
                                        ----------------------------------------
                                        Todd Park


                                        THE BUSH 2004 GIFT TRUST


                                        /s/ Todd Park
                                        ----------------------------------------
                                        Name: Todd Park
                                        Title: Trustee
                                        Address: Illegible
                                        Fax:
                                             -----------------------------------


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------
                                        Fax:
                                             -----------------------------------

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

     The undersigned Holder hereby executes the Second Amended and Restated Investors' Rights Agreement and authorizes this signature page to be attached to be a counterpart to such document.

                                        VENROCK ASSOCIATES


                                        By: /s/ Bryan Roberts
                                            ------------------------------------
                                        Name: Bryan Roberts
                                        Title: General Partner
                                        Address: 2494 Sand Hill Rd., Ste. 200
                                                 Menlo Park, CA 94025
                                        Fax: (650) 561-9180


                                        VENROCK ASSOCIATES II, L.P.


                                        By: /s/ Bryan Roberts
                                            ------------------------------------
                                        Name: Bryan Roberts
                                        Title: General Partner
                                        Address: Same as above
                                        Fax: Same as above


                                        VENROCK ENTREPRENEURS FUND, L.P.
                                        BY: VENROCK MANAGEMENT LLC
                                        ITS: GENERAL PARTNER


                                        By: /s/ Bryan Roberts
                                            ------------------------------------
                                        Name: Bryan Roberts
                                        Title: Member
                                        Address: Same as above
                                        Fax: Same as above

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

                                        CARDINAL HEALTH PARTNERS, L.P.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------
                                        Fax:
                                             -----------------------------------


                                        CHP II, L.P.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------
                                        Fax:
                                             -----------------------------------

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

                                        DRAPER FISHER JURVETSON FUND VI, L.P.


                                        By: /s/ John Fisher
                                            ------------------------------------
                                        Name: John Fisher
                                        Title: Managing Director
                                        Address: 2882 Sand Hill Road, Ste. 150
                                                 Menlo Park, CA 94025
                                        Fax: 650-233-9233


                                        DRAPER FISHER JURVETSON PARTNERS VI, LLC


                                        By: /s/ John Fisher
                                            ------------------------------------
                                        Name: John Fisher
                                        Title: Managing Member
                                        Address: 2882 Sand Hill Road, Ste. 150
                                                 Menlo Park, CA 94025
                                        Fax: 650-233-9233


                                        DRAPER ASSOCIATES, L.P.


                                        By: /s/ Timothy C. Draper
                                            ------------------------------------
                                        Name: Timothy C. Draper
                                        Title: General Partner
                                        Address: 2882 Sand Hill Road, Ste. 150
                                                 Menlo Park, CA 94025
                                        Fax: 650-233-9233

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

                                        OAK INVESTMENT PARTNERS IX, LIMITED
                                        PARTNERSHIP

                                        By: Oak Associates IX, LLC,
                                            Its General Partner


                                        By: /s/ Ann H. Lamont
                                            ------------------------------------
                                        Name: Ann H. Lamont
                                        Title: Managing Member
                                        Address: One Gorham Island
                                                 Westport, CT 06880
                                        Fax: (203) 227-0372


                                        OAK IX AFFILIATES FUND, LIMITED
                                        PARTNERSHIP

                                        By: Oak IX Affiliates, LLC,
                                            Its General Partner


                                        By: /s/ Ann H. Lamont
                                            ------------------------------------
                                        Name: Ann H. Lamont
                                        Title: Managing Member
                                        Address: One Gorham Island
                                                 Westport, CT 06880
                                        Fax: (203) 227-0372


                                        OAK IX AFFILIATES FUND-A, LIMITED
                                        PARTNERSHIP

                                        By: Oak IX Affiliates IX, LLC,
                                            Its General Partner


                                        By: /s/ Ann H. Lamont
                                            ------------------------------------
                                        Name: Ann H. Lamont
                                        Title: Managing Member
                                        Address: One Gorham Island
                                                 Westport, CT 06880
                                        Fax: (203) 227-0372

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

                                       GRANITE GLOBAL VENTURES (Q.P.) L.P.

                                       By: Granite Global Ventures L.L.C.
                                           Its general partner


                                       By: /s/ Hany Nada
                                           ------------------------------------
                                       Name: Hany Nada
                                       Title: Managing Director
                                       Address:
                                                -------------------------------
                                       Fax:
                                            -----------------------------------


                                       GRANITE GLOBAL VENTURES L.P.

                                       By: Granite Global Ventures L.L.C.
                                           Its general partner


                                       By: /s/ Hany Nada
                                           ------------------------------------
                                       Name: Hany Nada
                                       Title: Managing Director
                                       Address:
                                                -------------------------------
                                       Fax:
                                            -----------------------------------


                                       /s/ John Macomber
                                       ----------------------------------------
                                       John Macomber
                                       Address: 2806 N. St. Washington DC 20007.
                                       Fax: 202-338-0294


                                       /s/ Eric Brown Propper
                                       ----------------------------------------
                                       Eric Brown Propper
                                       Address: 50 Greenleaf Ave Illegible
                                       Fax: 203-655-9952


                                       PRINT NAME OF HOLDER:


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------
                                       Address:
                                                -------------------------------
                                       Fax:
                                            -----------------------------------

  [Signature Page to the Second Amended and Restated Investor Rights Agreement]

                              Schedule 1 - Holders

SERIES A-1 HOLDERS:

3 Springs LLC
Richard Abrons
Bessemer Trust Company, Trustee for G/BB
Cornelia Bradley
Edward I. Burns
Jonathan and Josephine Bush
Prescott Bush
William H. Bush
Breck and Margaret Byers
Christopher Dana
Timothy Dana
Robert Egan
Daniel Fain
Leland H. Getz (IRA)
Harmes C. Fishback Foundation
Phillip Hernandez MD, for the 1995 Phillip Hernandez Revocable Trust
Roy M. Korins
Lambda IV, LLC
Macomber Associates LLC
Pamela Equities Corp.
Louis Polk
Eric Brown Propper
Stephen Robbins
James M. Slayton MD for the 1995 James Mitchell Slayton Revocable Trust Lawrence Sosnow
Stanley S. Trotman

SERIES A-2 HOLDERS

Richard Abrons
Bessemer Trust Company, Trustee for G/BB
Bhartibala Bhavsar
Edward I. Burns
Jonathan Bush, Sr.
Christopher Dana
James Dana
Pamela Dana
Gerard Droege
Robert Egan
Roy M. Korins
Richard Kull
Lambda IV, LLC
Thomas Litwin

Lynn C. Lowe
Macomber Associates LLC
Pamela Equities Corp.
Eric Brown Propper
RockSolid Investments, LLC
Stephen Robbins
Pablo Rodriguez
John Rosenthal
Lawrence Sosnow
Jacqueline Tetreault

SERIES C HOLDERS:

Argus Capital LLC
Cardinal Health Partners, L.P.
Draper Fischer Jurvetson Fund VI, L.P.
Draper Fisher Jurvetson Partners VI, L.P.
Draper Richards, L.P.
GreenAcre Ventures, LLC
Thomas H. Layton, or Trustee, Separate Property Revocable Trust dated 11/29/99 Lawrence Sosnow
Venrock Associates
Venrock Associates II, L.P.
Venrock Entrepreneurs Fund L.P.

SERIES D HOLDERS:

Oak Investment Partners IX, Limited Partnership
Oak IX Affiliates Fund, Limited Partnership
Oak Affiliates Fund-A, Limited Partnership
CHP II, L.P.
Draper Fischer Jurvetson Fund VI, L.P.
Draper Fisher Jurvetson Partners VI, L.L.C.
Draper Richards, L.P.
Venrock Associates
Venrock Associates II, L.P.
Venrock Entrepreneurs Fund L.P.
Richard Abrons
Ted Gladstone
LAMBDA Funds
Lawrence I. Sosnow
Timothy Dana
Roy Korins
Eric Brown Propper
Steven Robbins Trust - 1999

SERIES E HOLDERS:

Granite Global Ventures (Q.P.) L.P.
Granite Global Ventures L.P.
Venrock Associates
Venrock Associates II, L.P.
Draper Fisher Jurvetson Fund VI, L.P.
Draper Fisher Jurvetson Partners VI, LLC
Draper Associates, L.P.
Oak IX Affiliates Fund, Limited Partnership
Oak IX Affiliates Fund-A, Limited Partnership
Oak Investment Partners IX, Limited Partnership
John Macomber
Eric Brown Propper